ADVISORS DISCIPLINED TRUST 1806

                          SUPPLEMENT TO THE PROSPECTUS

     Whole Foods Market, Inc. (NASDAQ: WFM) has been acquired by Amazon.com, Inc. (NASDAQ: AMZN) in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the Strategic High 50(R)/Q-50 Dividend and Growth Portfolio, Series 2017-3Q will no longer include shares of Whole Foods Market, Inc.

     Supplement Dated: August 28, 2017













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